EXHIBIT 23.1
                          INDEPENDENT AUDITORS' CONSENT


/s/  Hirsch  Silberstein  &  Subelsky,  P.C.
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Hirsch  Silberstein  &  Subelsky,  P.C

Detroit,  Michigan
March  28,  2000